Exhibit 99.1

Spire Global Announces First Quarter 2025 Results

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First quarter 2025 revenue of $23.9 million, with 57% from the Americas, 34% from Europe, Middle East, Africa, and 9% from Asia Pacific
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Cash flows used in operations of $8.4 million for first quarter 2025, a 5% improvement year-over-year
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As of the end of April 2025, with the closing of the maritime transaction, all debt retired; cash, cash equivalents, and marketable securities of $136 million; Spire expects to finish the year with over $100 million of cash, cash equivalents, and marketable securities on the balance sheet

VIENNA, VA, May 14, 2025 – Spire Global, Inc. (NYSE: SPIR) (“Spire” or “the Company”), a global provider of space-based data, analytics and space services, announced results for its quarter ended March 31, 2025. The Company will hold a webcast at 5:00 p.m. ET today to discuss the results.

“Backed by a strong space heritage and renewed focus on execution, we are poised to seize opportunities driven by rising defense budgets and the growing demand for actionable insights into extreme weather,” said Theresa Condor, Spire CEO. “With a global base of customers, expanding capabilities to build satellites in the U.S., Canada, the U.K., and Germany, and a significantly strengthened balance sheet following our debt elimination in April, we are well equipped to be a long-term, reliable partner and strategically positioned to offer local solutions for sovereign space capabilities.”

First Quarter 2025 Highlights

Financial:

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First quarter 2025 revenue was $23.9 million. Revenue from first quarter 2024 was $34.8 million, which included $9.6 million of revenue associated with a one-time performance obligation for a space services customer.
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First quarter 2025 cash flow used in operations was $8.4 million, which reflects a 5% improvement year-over-year.

Business:

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Spire was awarded its largest contract to date, a Can$72 million contract, including harmonized sales tax, by the Government of Canada. Spire will design and develop a dedicated satellite constellation to monitor all active wildfires in Canada. To deliver on this contract, Spire is expanding its existing Canadian facility in Cambridge, Ontario to add satellite manufacturing and test equipment, enabling WildFireSat and future missions to be manufactured domestically in Canada.
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Spire continued to see demand for space reconnaissance insights and was awarded a contract from a non-U.S. government customer for daily radio frequency collection along with geolocation of signals.
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Spire announced it had successfully established a two-way optical link between two satellites in orbit. This achievement marks a major step toward enhancing the speed, reliability, and security of data transmissions for future missions. Spire launched two additional satellites with optical inter-satellite link technology in March and plans to launch another by the end of 2025.
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Spire launched two advanced AI weather models: AI-WX and AI-S2S. Built on Spire’s proprietary data assimilation techniques, these models integrate data from Spire’s extensive satellite constellation, including atmospheric profiles, soil moisture readings, and ocean surface winds. Differing from traditional deterministic models, the models provide probabilistic forecasts, offering a range of possible weather outcomes rather than a single prediction. Spire’s new AI models provide detailed insights that enable companies to anticipate and effectively respond to weather disruptions.
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Spire was awarded a contract from Concirrus, an insurtech company, to provide aviation data that supports asset monitoring, enhancing the accuracy of aircraft risk assessments and enabling proactive loss mitigation. These insights help address the complexities faced by underwriters in the aviation insurance market.

Financial Outlook

For the full year 2025, Spire expects Spire platform / infrastructure capital expenditures to range between $8.0 and $10.0 million. Spire is providing the following guidance for the second quarter 2025 and full year ending December 31, 2025:

Non-GAAP operating loss, adjusted EBITDA and non-GAAP loss per share included in the table above are non-GAAP measures. Please see the section titled “Non-GAAP Financial Measures” for the definition of such measures. Spire has provided a reconciliation of GAAP to non-GAAP financial measures in the tables included in this press release for its first quarter 2024 and 2025, as well as its outlook for such measures for the second quarter and full year 2025.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with GAAP, this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures, including free cash flow, non-GAAP gross profit, non-GAAP gross margins, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative expenses, non-GAAP operating loss/income, non-GAAP operating margin, EBITDA, Adjusted EBITDA, non-GAAP net loss/income, and non-GAAP net loss/income per share. Spire’s management uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to the corresponding GAAP financial measures, in evaluating its ongoing operational performance and trends and in comparing its financial measures with other companies in the same industry, many of which present similar non-GAAP financial measures to help investors understand the operational performance of their businesses. However, it is important to note that the particular items Spire excludes from, or includes in, its non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. In addition, other companies may utilize metrics that are not similar to Spire’s. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. There are material limitations associated with the use of non-GAAP financial measures since they exclude significant expenses and income that are required by GAAP to be recorded in Spire’s financial statements. Investors should note that the excluded items may have had, and may in the future have, a material impact on our reported financial results. Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results. Management encourages investors and others to review Spire’s financial information in its entirety and not rely on a single financial measure.

Spire adjusts the following items from one or more of its non-GAAP financial measures:

Change in fair value of contingent earnout liabilities and warrant liabilities. Spire excludes this as it does not reflect the underlying cash flows or operational results of the business.

Issuance of stock warrants. Spire excludes this as it does not reflect the underlying cash flows or operational results of the business.

Foreign exchange gain/loss. Spire is exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As Spire does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, Spire believes that exclusion of such realized and unrealized gains and losses is useful to management and investors in evaluating the performance of its ongoing operations on a period-to-period basis.

Other expense, net. Spire excludes other expense, net because it includes items that do not reflect the underlying cash flows or operational results of its business. Examples of such expenses include equity investment loss and vendor dispute legal settlements.

Stock-based compensation. Spire excludes stock-based compensation expenses primarily because they are non-cash expenses that it excludes from its internal management reporting processes. Spire also finds it useful to exclude these expenses when management assesses the appropriate level of various operating expenses and resource allocations when budgeting, planning, and forecasting future periods. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, Stock Compensation, Spire believes excluding stock-based compensation expenses allows investors to make meaningful comparisons between its recurring core business results of operations and those of other companies.

Loss on decommissioned satellites. Spire excludes loss on decommissioned satellites because if there was no loss, the expense would be accounted for as depreciation and would also be excluded as part of its EBITDA calculation.

Amortization of purchased intangibles. Spire incurs amortization expense for purchased intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of intangible assets is a non-cash expense and is inconsistent in amount and frequency because it is significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred and cannot be recovered, and are non-cash expenses, Spire excludes these expenses for its internal management reporting processes. Spire's management also finds it useful to exclude these charges when assessing the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. It is important to note that while this amortization expense is excluded for purposes of non-GAAP presentation, the revenue of the acquired businesses is reflected in the non-GAAP measures and that the assets contribute to revenue generation.

Other unusual and infrequent costs. Spire excludes these as they are unusual items that do not reflect the ongoing operational results of its business. Examples of these types of expenses include accounting, legal and other professional fees associated with the financial restatement and the sale of its maritime business to Kpler Holding SA.

Other acquisition accounting amortization. Spire amortizes prepaid expense for purchased data rights in connection with the acquisition of exactEarth and certain technologies. The prepaid amortization of this asset is a non-cash expense that can be significantly affected by the inherent subjective nature of the assigned value and useful life. Spire excludes this amortized prepaid expense for its internal management reporting processes because it has already been incurred and is a non-cash expense. Spire's management also finds it useful to exclude this charge when assessing the appropriate level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. It is important to note that while this expense is excluded for purposes of non-GAAP presentation, the revenue of the acquired companies is reflected in the non-GAAP measures and that the assets contribute to revenue generation.

Our additional non-GAAP measures include:

Free Cash Flow. Spire defines free cash flow as net cash provided by/used in operating activities less purchases of property and equipment.

EBITDA. Spire defines EBITDA as net income (loss), plus depreciation and amortization expense, plus interest expense, and plus the provision for (or minus benefit from) income taxes.

Adjusted EBITDA. Spire defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, further adjusted for any loss on decommissioned satellites, launch failure and decommissioning, change in fair value of warrant liabilities, change in fair value of contingent earnout liability, issuances of stock warrants, other (expense) income, net, stock-based compensation, foreign exchange gain/loss, other acquisition accounting amortization, mergers and acquisition related expenses, and other unusual costs. Spire believes Adjusted EBITDA can be useful in providing an understanding of the underlying results of operations and trends and an enhanced overall understanding of its financial performance and prospects for the future. While Adjusted EBITDA is not a recognized measure under GAAP, management uses this financial measure to evaluate and forecast business performance. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income/loss as it does not take into account certain requirements, such as capital expenditures and related depreciation, principal and interest payments, and tax payments. Adjusted EBITDA is not a presentation made in accordance with GAAP, and Spire’s use of the term Adjusted EBITDA may vary from the use of similarly titled measures by others in its industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Additional non-GAAP measures utilized by Spire incorporate the adjustments described in the reconciliation tables below.

Conference Call

Spire will webcast a conference call to discuss the results at 5:00 p.m. Eastern Time today. The webcast will be available on Spire’s Investor Relations website at ir.spire.com. A replay of the call will be available on the site for six months.

Safe Harbor Statement

This press release contains forward-looking statements, including information about management's view of Spire’s future expectations, plans and prospects, including our views regarding future execution within our business, and the opportunity we see in our industry, within the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Spire to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are included in documents Spire files with the Securities and Exchange Commission, including but not limited to, Spire’s Annual Report on Form 10-K/A for the year ended December 31, 2024, as well as subsequent reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Spire’s future results. The forward-looking statements included in this presentation are made only as of the date hereof. Spire cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Spire expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Spire Global, Inc.

Spire (NYSE: SPIR) is a global provider of space-based data, analytics and space services, offering unique datasets and powerful insights about Earth so that organizations can make decisions with confidence in a rapidly changing world. Spire builds, owns, and operates a fully deployed satellite constellation that observes the Earth in real time using radio frequency technology. The data acquired by Spire’s satellites provides global weather intelligence, ship and plane movements, and spoofing and jamming detection to better predict how their patterns impact economies, global security, business operations and the environment. Spire also offers Space as a Service solutions that empower customers to leverage its established infrastructure to put their business in space. Spire has offices across the U.S., Canada, UK, Luxembourg, Germany and Singapore. To learn more, visit spire.com.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)	Three Months Ended March 31, 2025 (Unaudited)	Three Months Ended March 31, 2024 (Unaudited)
Revenue	$ 23,876	$ 34,825
Cost of revenue	15,092	25,596
Gross profit	8,784	9,229
Operating expenses:		
Research and development	8,509	6,037
Sales and marketing	4,735	5,118
General and administrative	15,810	9,844
Loss on decommissioned satellites	5,160	178
Allowance for current expected credit loss on notes receivable	—	40
Total operating expenses	34,214	21,217
Loss from operations	(25,430)	(11,988)
Other income (expense):		
Interest income	20	454
Interest expense	(5,730)	(5,053)
Change in fair value of contingent earnout liability	1,038	(45)
Change in fair value of warrant liabilities	5,837	(4,202)
Issuance of stock warrants	—	(2,399)
Foreign exchange (loss) gain	3,826	(1,786)
Other expense, net	(224)	(534)
Total other income (expense), net	4,767	(13,565)
Loss before income taxes	(20,663)	(25,553)
Income tax provision (benefit)	(6)	(9)
Net loss	$ (20,657)	$ (25,544)
Basic and diluted net loss per share	$ (0.77)	$ (1.17)
Weighted-average shares used in computing basic and diluted net loss per share	26,787,097	21,813,045

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

CONSOLIDATED BALANCE SHEETS

CONSOLIDATED STATEMENTS OF CASH FLOWS

GAAP to Non-GAAP Reconciliations

(In thousands, except for share amounts)	Quarter Ended March 31, 2025 (Unaudited)	Quarter Ended March 31, 2024 (Unaudited)
Gross profit (GAAP)	$ 8,784	$ 9,229
Adjustments:		
Exclude stock-based compensation	41	61
Exclude amortization of purchased intangibles	844	873
Exclude other acquisition accounting amortization	165	170
Gross profit (Non-GAAP)	$ 9,834	$ 10,333
Research and development (GAAP)	$ 8,509	$ 6,037
Adjustments:		
Exclude stock-based compensation	(675)	(1,018)
Research and development (Non-GAAP)	$ 7,834	$ 5,019
Sales and marketing (GAAP)	$ 4,735	$ 5,118
Adjustments:		
Exclude stock-based compensation	(682)	(675)
Sales and marketing (Non-GAAP)	$ 4,053	$ 4,443
General and administrative (GAAP)	$ 15,810	$ 9,844
Adjustments:		
Exclude stock-based compensation	(2,489)	(1,874)
Exclude other unusual and infrequent costs	(3,897)	-
General and administrative (Non-GAAP)	$ 9,424	$ 7,970
Loss from operations (GAAP)	$ (25,430)	$ (11,988)
Adjustments:		
Exclude stock-based compensation	3,887	3,628
Exclude other unusual and infrequent costs	3,897	-
Exclude amortization of purchased intangibles	844	873
Exclude other acquisition accounting amortization	165	170
Exclude loss on decommissioned satellites	5,160	178
Loss from operations (Non-GAAP)	$ (11,477)	$ (7,139)

GAAP to Non-GAAP Reconciliations – Q2 2025 and Full Year 2025 Financial Outlook

(Unaudited)

(In thousands, except for share amounts)	FY 2025 Ranges			
		Low		High
Revenue		85,000		95,000
		Low		**High**
Loss from operations (GAAP)	$	(76,000)	$	(68,000)
Adjustments:				
Exclude stock-based compensation		16,300		16,300
Exclude other unusual and infrequent costs		7,400		7,400
Exclude amortization of purchased intangibles		3,400		3,400
Exclude other acquisition accounting amortization		700		700
Exclude loss on decommissioned satellites		5,200		5,200
Loss from operations (Non-GAAP)	$	(43,000)	$	(35,000)
		Low		**High**
Net loss per share (GAAP)	$	(2.51)	$	(2.25)
Adjustments:				
Exclude stock-based compensation	$	0.50	$	0.53
Exclude other unusual and infrequent costs	$	0.24	$	0.24
Exclude purch intangibles and other acq acctg amortization	$	0.13	$	0.13
Exclude change in fair value of contingent earnout liability	$	(0.03)	$	(0.03)
Exclude change in fair value of warrant liabilities	$	(0.19)	$	(0.19)
Exclude foreign exchange	$	(0.13)	$	(0.13)
Exclude other expense, net	$	0.02	$	0.02
Exclude loss on decommissioned satellites	$	0.17	$	0.17
Net loss per share (Non-GAAP)	$	(1.80)	$	(1.51)
Weighted-average shares used in computing basic and diluted net loss per share		30,396,351		30,396,351
		Low		**High**
Net loss (GAAP)	$	(76,398)	$	(68,398)
Depreciation and amortization		22,600		22,600
Interest, net		5,700		5,700
Taxes		300		300
EBITDA	$	(47,798)	$	(39,798)
Change in fair value of contingent earnout liability	$	(1,000)	$	(1,000)
Change in fair value of warrant liabilities		(5,800)		(5,800)
Foreign exchange		(3,800)		(3,800)
Other expense, net		600		600
Stock-based compensation		16,300		16,300
Other unusual and infrequent costs		7,400		7,400
Other acquisition accounting amortization		700		700
Loss on extinguishment of debt		4,198		4,198
Loss on decommissioned satellites		5,200		5,200
Adjusted EBITDA	$	(24,000)	$	(16,000)

Contacts

For Media:

Kristina Spychalski

Head of Communications

Kristina.Spychalski@spire.com

For Investors:

Benjamin Hackman

Head of Investor Relations

Benjamin.Hackman@spire.com